UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/Amendment 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2022 (April 21, 2022)

Singlepoint Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53425	26-1240905
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 North 44th Street, Suite 530 Phoenix, AZ	85018
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 682-7464

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/Amendment 1 amends Item 9.01 of the Original Form 8-K filed with the Securities and Exchange Commission on April 26, 2022 (the “Original Form 8-K”) to present certain financial statements of The Boston Solar Company, LLC (“Boston Solar”) and to present certain unaudited pro forma financial statements of Singlepoint Inc. (the “Company”) in connection with the Company's acquisition of Boston Solar, which audited financial statements and unaudited pro forma financial statements are filed as exhibits hereto and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 21, 2022 the Company closed the previously announced transaction whereby the Company purchased an aggregate of 80.1% of the outstanding membership interests (the “Purchased Interests”) of Boston Solar.  The aggregate purchase price for the Purchased Interests is $6,453,608 excluding closing adjustments for working capital deficit, debt reduction, and other holdbacks, payable as follows: approximately  $2,537,169  paid in cash at closing, issuance of a 36 month convertible seller note of $1,940,423 convertible into shares of the Company’s restricted common stock based on the 60 day volume weighted price average of the Common Stock prior to such time, an aggregate of  2,005,134 shares of Company’s restricted common stock , and the issuance of a two promissory notes in the aggregate principal amount of $1,976,016.

Item 3.02 Unregistered Sales of Equity Securities.

The aforementioned shares of common stock were issued in transactions exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The issuance of our common stock was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid and the holders are all accredited or otherwise sophisticated parties.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on April 26, 2022 disclosing the closing of the Boston Solar acquisition. A copy of the Company’s press release is attached as Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on April 27, 2022 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, that are based on management’s beliefs and assumptions, as well as information currently available to management. Statements other than those of historical fact, as well as those identified by the words “anticipate,” “estimate,” “intend,” “plan,” “expect,” “believe,” “may,” “will,” “should,” "would," "could," "continue," "forecast," and any variation of the foregoing and similar expressions are forward-looking statements. Although the Company believes that the expectations reflected in any such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Any such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual financial results, performance or financial condition may vary materially from those anticipated, estimated or expected. Therefore, you should not rely on any of these forward-looking statements. The Company does not undertake any obligation to update any forward-looking statements it makes, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The following financial statements of Boston Solar are filed as Exhibit 99.2 to this Current Report on Form 8-K/Amendment 1:

(i) Audited financial statements as of and for the years ended December 31, 2021 and 2020.

(ii) Unaudited financial statements as of and for the three months ended March 31, 2022 and 2021.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statements are filed as Exhibit 99.3 to this Current Report on Form 8-K/Amendment 1:

(i) Unaudited pro forma condensed combined balance sheet as of March 31, 2022.

(ii) Unaudited pro forma condensed combined income statement for the year ended December 31, 2021 and the three months ended March 31, 2022.

(d) Exhibits

The following documents are filed as Exhibits:

Exhibit	Description

10.1

Securities Purchase Agreement Between Singlepoint Inc. and Daniel Mello Guimaraes, Romain Strecker, and The Boston Solar Company LLC, including First Amendment, and Extension Agreement. (filed as an Exhibit to the Company’s Form 8-K filed with the SEC on April 26, 2022 and incorporated herein by reference.)

99.1	Press Release of Singlepoint Inc. dated April 26, 2022. (filed as an Exhibit to the Company’s Form 8-K filed with the SEC on April 26, 2022 and incorporated herein by reference.)

99.2

Financial Statements and Notes for The Boston Solar Company, LLC for the years ended December 31, 2021 and 2020; and unaudited Financial Statements and Notes for The Boston Solar Company, LLC, for the three months ended March 31, 2022).

99.3	Unaudited pro forma condensed combined financial statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Stock Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SinglePoint Inc.

Dated: July 5, 2022	By:	/s/ William Ralston
William Ralston
President

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